Exhibit 99.1

Snap Interactive, Inc . snap - interactive.com Ticker: STVI Soon to be: PeerStream, Inc. PeerStream.com Planned effective date March 12, 2018 Ticker: PEER MARCH 2018 safe harbor

This presentation is for discussion purposes only. Certain material is based upon third party information that we consider reliable, but we do not represent that it is accurate or complete, and it should not be relied upon as such.

Certain statements in this presentation constitute "forward-looking statements" relating to Snap Interactive, Inc. ("SNAP," "Snap Interactive" or the "Company") made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995 that are based on current expectations, estimates, forecasts and assumptions and are subject to risks and uncertainties. In some cases, you can identify these statements by words such as "may," "might," "will," "should," "expect," "plan," "anticipate," "believe," "estimate," "predict," "optimistic," "potential," "future" or "continue," and variations of such words and other comparable terminology. All forward-looking statements speak only as of the date on which they are made. Readers are specifically directed to the Company's filings with the Securities and Exchange Commission for a description of certain risks, uncertainties and assumptions and to the discussion under "Risk Factors" in the Company's most recently filed Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and other Securities and Exchange Commission filings. These risks and uncertainties, as well as other risks and uncertainties of which the Company is not aware of or which the Company does not currently believe to be material, may cause actual future results to be materially different than those expressed by these forward-looking statements. In addition, there can be no assurance that actual results will meet expectations. Actual results could differ materially because of a number of factors, including, without limitation, factors such as:

the Company's plans related to the use of blockchain technology, including blockchain investments and partnerships;

the Company's ability to effectively develop and launch PeerStream Protocol and to generate user and developer support for PeerStream Protocol;

the Company's ability to effectively market and generate revenue from its new business solutions unit;

the Company's heavy reliance on a limited number of third party platforms to run the Company's applications;

the Company's ability to obtain additional capital or financing to execute its business plan;

the Company's reliance on its executive officers;

the intense competition in the Company's industry;

the Company's ability to release new applications or improve upon existing applications and derive revenue therefrom;

the Company's ability to develop, establish and maintain strong brands;

the Company's ability to update its applications to respond to trends and preferences;

the Company's ability to adapt or modify the Company's applications for the international market and derive revenue therefrom; and

the Company's ability to generate subscribers through advertising and marketing agreements with third party advertising and marketing providers.

The Company's actual results, performance and achievements may differ materially from any future results, performance, or achievements expressed or implied by such forward-looking statements. All forward-looking statements speak only as of the date on which they are made. We do not assume responsibility for the accuracy or completeness of any forward-looking statement and you should not rely on forward-looking statements as predictions of future events. We do not undertake any obligation to update any forward-looking statement, whether written or oral, relating to the matters discussed herein, except to the extent required by applicable securities laws.

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our innovative decentralized technologies power multimedia social apps and will power business communications solutions billions of video and text communications sent 3 with > 100 MM users each since inception 3 apps 75 26 Developers in 4 tech centers* patents company overview *includes contractors TECHNOLOGY PLATFORM CONSUMER APPS BUSINESS SOLUTIONS POWERED BY BLOCKCHAIN 3 As of March 12, 2018, we will become PeerStream, Inc.

OTCQB Ticker STVI Closing Price 1 $ 5 . 5 0 52 - Week Range 2 : $ 1.50 - $ 8 . 31 Shares Outstanding 3 : 6. 9 mm Shares in Public Float: 2. 3 mm Market Cap: $ 38.0 mm Enterprise Value: $ 3 4 .7 mm TTM Rev enues $ 25.9 mm Total Cash 9 /30/17 $ 3 . 3 mm Total Debt $0 1 Closing price on 3/2/18 2 Data provided by FactSet Fundamentals 3 Includes 158,571 shares of unvested restricted stock market profile 4 now offering SNAP’s industry leading expertise to third party developers and corporate clients, presenting a high potential new revenue channel digital video pioneer adopting revolutionary blockchain technology to evolve existing business and launch new high potential growth initiatives EXPLOSIVE MARKET GROWTH POTENTIAL DRIVEN BY SYNERGY OF VIDEO AND BLOCKCHAIN BUSINESS SOLUTIONS OFFERING EXPECTED TO DRAMATICALLY EXPAND ADDRESSABLE MARKET FIRST PUBLIC BLOCKCHAIN INVESTMENT IN MULTIMEDIA COMMUNICATIONS integration of transformational blockchain technology with our capabilities in the high growth video market presents a compelling opportunity investment highlights 5

SNAP has seasoned leadership with diverse and complementary expertise Jason Katz Chairman, President + COO Judy Krandel Alex Harrington CEO CFO • Joined SNAP in 2014 and has also served as interim CFO • CEO of MeetMoi, a mobile dating pioneer (sold to Match.com) • SVP of Strategy & Operations for Zagat (acquired by Google) • MBA from Wharton and a BA from Williams College • Prior board member of Snap Interactive • 25 - year veteran as a small - cap portfolio manager and equity analyst • MBA from the University of Chicago, and a B.S.E. from Wharton • Founder of A.V.M. Software • Authority on instant messaging as well as web - based voice and video • Co - founder of MJ Capital, a money management firm • JD from NYU Law and a BA from the University of Pennsylvania executive leadership 6 cheap bandwidth and better mobile hardware has made video a killer app in web 3.0, and app developers are incorporating video more than ever before digital video is booming August 2017 7 blockchain can support multimedia networks

elements of blockchain can contribute to forming global peer-to-peer networks that can be used to deliver media


CROWD-
SOURCED
COMPUTING
BANDWIDTH
BLOCKCHAIN
CRYPTO TOKENS
$
$
PROVIDE COMPENSATION
CONSENSUS ALGORITHM
MEDIATES PAYMENTS
GLOBAL
P2P
NETWORK

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APPS THAT GENERATE LIVE MULTIMEDIA CONTENT B2B APPS CONSUMER APPS social networks live video streaming video chat video conferencing workforce collaboration sales demos AUDIENCE OF END USERS PeerStream Protocol (“PSP”) is expected to harness the scalability, security and cost efficiency of P2P multimedia content delivery for the benefit of third party developers we are building PSP to address this opportunity 9 PSP

TECHNOLOGY PLATFORM Apps CONSUMER APPS BUSINESS SOLUTIONS POWERED BY BLOCKCHAIN MULTIMEDIA CONTENT DELIVERY legacy distributed + PSP technology platform will support two lines of business 10 one of the world’s largest live video chat communities enabling users to connect and communicate across multiple devices, offering: US - focused, worldwide video chat community targeting users over 35 Asia - centric video chat community targeting users from 18 - 35 US - focused video chat community targeting users 18 - 35 Prominent, game - like dating app targeting users over 35 SHARED COMMON INTERESTS consumer apps business: social video apps 24/7 ENTERTAINMENT A PLATFORM FOR FREE EXPRESSION CONNECTION TO FAMILY/FRIENDS 11

consumer apps: natively blockchain video app

even secure messaging apps use central servers which can result in security breaches and privacy lapses. Backchannel aims to be a secure, private video messaging app powered by blockchain backchannel
Expected launch in Q4 2018

- no personally identifiable information
- decentralized media delivery
- freemium app with token payments

Messaging Apps Market Scale*

WhatsApp — **225MM** 2016 downloads

(Sold to Facebook in 2014 for $19B)

Secure Messaging Apps*

	2016 downloads (MM)
Telegram	49.3
wickr	3.8
Signal	3.6

*Source: Fortune.com and Apptopia

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business solutions: the opportunity The global blockchain market size is expected to grow from $411 MM in 2017 to $7.7 B by 2022, at a compound annual growth rate of 79.6% global demand for blockchain fueled by: demand for distributed ledger technology transparency faster transactions reduced total cost of ownership increasing demand for simplified business processes rising adoption of blockchain - as - a - service 13 business solutions: b2b blockchain services

new Business Solutions group is expected to offer a range of services related to real-time media delivery and communications for corporate clients, leveraging our blockchain technology and platform

PeerStream plans to draw upon its technology platform and assets to provide business solutions

- **15+ years of multimedia streaming expertise**
- **billions of multimedia messages sent to 100MMs of users**
- **75 Developers***
- **developers of PSP using blockchain technology**

Blockchain Strategy Consulting	Blockchain Software Implementation	Turnkey Video Solutions	Technology Licensing	Technical Support

*Including contractors

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Social & Video Consumer Apps Infrastructure: • Content Delivery • Digital Security • Storage • Payments • Ad Tech • Digital Operators at Scale • First Customers / Beta Testers for new Blockchain Tech • Joint Development Collaboration • Public Company Stature Areas of Potential Partnership/Investment SNAP’s Advantages Case Study: Gladius.io Gladius’ blockchain - based content delivery network (CDN) provides mitigation services for distributed denial - of - service (DDoS) attacks. Deal Parameters • Product development relationship (two - way) • ICO Investment • Technology adoption throughout our ecosystem Better Deal Filter / Better Deal Terms blockchain areas of potential investment/partnership 15 blockchain advisory board

Advisors with impressive credentials broaden our network of opportunities



Mike Jones

- Active angel investor with more than $2.5B in exits
- CEO of Science, Inc.
- Recent exits include: Dollar Shave Club, Famebit, DogVacay and HelloSociety
- Previous CEO of MySpace, Userplane and Tsavo
- Recently launched his newest incubator, Science Blockchain, which just completed an ICO



Lou Kerner

- Former equity analyst from Goldman Sachs, Merrill Lynch
- Ranked among the 5 most influential crypto bloggers on Medium
- Formerly a Managing Partner of The Social InternetFund (SIF)
- Angel investor, best known for investing in Facebook



Lon Wong

- Globally recognized blockchain pioneer and President of NEM Foundation, promoting adoption of the NEM blockchain platform (currently in the top 13 of all crypto-currencies by market cap)
- Serial tech entrepreneur, 30+ years of technical and industry expertise building startups
- Patent-pending blockchain method for business payments, clearing and settlement
- Founder and CEO of Dragonfly Fintech Pte.Ltd.

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Subscriptions • f reemium model with subscriptions that expand access and unlock status Advertising Revenue • d riven by ad networks and direct - to - advertiser relationships Virtual Gifts and Micro - transactions • v irtual gifts enhance status and build relationships • m icro - transactions permit one - time premium access CONSUMER APPS BUSINESS SOLUTIONS USER MONETIZATION TODAY FUTURE POTENTIAL REVENUE STREAMS multiple potential revenue streams Licensing Services Support 17 revenue growth driven by the addition of pre - merger SNAP YE 2016 YTD 2016 YTD 2017 Subscription Revenue $ 18,648 $ 12,444 $ 17,414 Advertising Revenue $ 2,341 $ 1,498 $ 1,473 $20.988 $13,941 $18,887 $0 $7,500 $15,000 $22,500 YE 2016 9-Months 9/30/16 9-Months 9/30/17 Revenue ($ in thousands) 9/30/17 35.5% total revenue 39.9% subscription growth 1 revenue growth 1 Snap Interactive merged with A.V.M. Software in October 2016. Please see public disclosures for additional information revenues 18 nine months ended 2017 Adj. EBITDA was ($1,052) thousand, which excludes one - time expenses of $829 thousand *Excludes nonrecurring one time expenses for YE 2016 of $1.1 million primarily related to the AVM Merger, for the nine months en ded September 30, 2016 of $888 thousand primarily related to the AVM Merger, and for the nine months ended September 30, 2017 of $829 thousand primaril y r elated to a lease cancellation fee, the AVM merger and the LiveXLive proposed merger. Adjusted EBITDA Excluding One - Time Expenses* ($ in 000s) Adjusted EBITDA ($ in 000s) $12 $53 $(1,881) ($2,000) ($1,750) ($1,500) ($1,250) ($1,000) ($750) ($500) ($250) $0 $250 YE 2016 9-Months 9/30/16 9-Months 9/30/17 $1,117 $941 $(1,052) ($1,350) ($900) ($450) $0 $450 $900 $1,350 YE 2016 9-Months 9/30/16 9-Months 9/30/17 adjusted EBITDA 19

• New product opportunities • New or better capabilities for our media delivery platform • Token offering, pending regulatory clarity • Advantageous terms for ICO investments and partnerships • Snap has a modest enterprise value as compared to other blockchain companies • Snap trades at a significant EV/Sales discount as compared to the average of its peers [NOTES]: [1] Valuation metrics and data as of 3/2/18; [2] Price, Market Cap, EV, TTM adjusted EBITDA via Reuters Fundamentals ; [ 3] TTM sales via Morningstar; [4] HIVE Blockchain Techs. equity price, market cap, and EV translated from CAD to USD at CAD/USD exchange rate as of 3/2/2018; [5] some valuation metrics might not be comparable us ing TTM metrics based on recent acquisitions which are NOT reflected pro forma for TTM BLOCKCHAIN SOCIAL APPS TICKER ENTERPRISE PRICE MARKET CAP EV TTM SALES TTM ADJ EBITDA EV/TTM SALES EV/TTM ADJ. EBITDA HIVE:CN Hive Blockchain Techs. $1.71 $374 $277 $0 0 N/A N/A OSTK Overstock.Com, Inc $60.55 $1,515 $1476 $1810 0 0. 82x N/A RIOT Riot Blockchain, Inc. $10.58 $102 $94 $0 0 N/A N/A SRAX Social Reality, Inc. $4.14 $35 $37 $28 0 1.33x N/A MARA Marathon Patent Group, Inc. $2.11 $28 $44 $1 0 43.81 N/A TICKER ENTERPRISE PRICE MARKET CAP EV TTM SALES TTM ADJ EBITDA EV/SALES EV/TTM ADJ. EBITDA MOMO Momo Inc. $32.89 $6.5B $5.6B $1,180 397 4.73x 14.06.x MEET Meet Group, Inc. $2.68 $192 $168 $113 40 1.49x 4.20x MTCH Match Group, Inc. $40.82 $11.5B $12.5B $1,330 427 9.4x 28.6x LOV Spark Networks, Inc. $15.08 $195 $191 $118 12 1.6x 15.9x TICKER ENTERPRISE PRICE MARKET CAP EV TTM SALES TTM ADJ EBITDA EV/TTM SALES EV/TTM ADJ. EBITDA STVI SNAP Interactive, Inc. $5.50 $38 $34 $26 Ͳ ϭ 1.3.x N/A SNAP INTERACTIVE valuation analysis 20

EXPLOSIVE MARKET GROWTH POTENTIAL DRIVEN BY SYNERGY OF VIDEO AND BLOCKCHAIN FIRST PUBLIC BLOCKCHAIN INVESTMENT IN MULTIMEDIA COMMUNICATIONS investment highlights BUSINESS SOLUTIONS OFFERING EXPECTED TO DRAMATICALLY EXPAND ADDRESSABLE MARKET 21

non-GAAP reconciliation: adjusted EBITDA

Non-GAAP Financial Measures

Adjusted EBITDA is defined as net income (loss) adjusted to exclude interest expense, net, income tax (benefit), depreciation and amortization expense, loss on disposal of property and equipment, other income, net and stock-based compensation expense. The Company presents Adjusted EBITDA because it is a key measure used by the Company's management and its Board of Directors to understand and evaluate the Company's core operating performance and trends, to develop short- and long-term operational plans, and to allocate resources to expand the Company's business. In particular, the exclusion of certain expenses in calculating Adjusted EBITDA can provide a useful measure for period-to-period comparisons of the cash operating income generated by the Company's business. The Company believes that Adjusted EBITDA is useful to investors and others to understand and evaluate the Company's operating results and it allows for a more meaningful comparison between the Company's performance and that of competitors. Management also presents Adjusted EBITDA excluding non-recurring one-time expenses because the Company believes that excluding expenses related to the merger is useful to investors for comparing our Adjusted EBITDA for the fiscal year ended December 31, 2016 and the nine months ended September 30, 2017, and 2016 to our Adjusted EBITDA reported for other periods. Management uses these non-GAAP financial measures internally in analyzing the Company's financial results to assess operational performance and to determine the Company's future capital requirements.The presentation of this financial information is not intended to be considered in isolation or as a substitute for the financial information prepared in accordance with GAAP.

Some limitations of Adjusted EBITDA as a financial measure include that:

- Adjusted EBITDA does not (i) reflect cash capital expenditure requirements for assets underlying depreciation and amortization expense that may need to be replaced or for new capital expenditures; (ii) reflect the Company's working capital requirements; or (iii) consider the potentially dilutive impact of stock-based compensation; and
- Other companies, including companies in our industry, may calculate Adjusted EBITDA differently or choose not to calculate Adjusted EBITDA at all, which reduces its usefulness as a comparative measure.

Because of these limitations, you should consider this non-GAAP financial information along with other financial performance measures reported in our filings with the Securities and Exchange Commission, including total revenues, subscription revenue, deferred revenue, net income (loss), cash and cash equivalents, restricted cash, net cash used in operating activities and our financial results presented in accordance with GAAP.

The following unaudited table presents a reconciliation of net loss, the most directly comparable financial measure calculated and presented in accordance with GAAP, to Adjusted EBITDA for the nine months ended September 30, 2017 and 2016 and year ended December 31, 2016 (in thousands):

	Nine Months Ended		Year Endec
	9/30/17	9/30/16	12/31/16
Reconciliation of Net Income (Loss) to Adjusted EBITDA:			
Net loss	$ (4,528)	$ (428)	$ (1,453)
Interest expense (income), net	(40)	(1)	60
Other expense (income), net	18	(30)	(351)
Income tax expense (benefit)	-	(341)	-
Depreciation and amortization expense	1,619	734	1,403
Loss in disposal of fixed assets	17	-	
Stock compensation expense	1,033	118	353
Reported Adjusted EBITDA	$ (1,881)	$ 53	$ 12
One-time expenses	$ 829	$ 888	$ 1,105
Adjusted EBITDA excluding one-time expenses	$ (1,052)	$ 941	$ 1,117

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appendix 23

A transaction is requested – it is represented online as a “block” The block is broadcast to a P2P network of computers known as nodes Using known algorithms, those in the network validate the transaction A verified transaction may include contracts, records and/or cryptocurrency After verification, the transaction is combined with other verified transactions to create new block of data This new block is then added to the existing blockchain , providing an indelible and transparent record of the transaction. The transaction is completed blockchain is a global, online ledger, or network of ledgers, listing every single transaction in the world. It's verified immediately by other people using the system. what is blockchain? 24 blockchain is capable of recording and enabling transactions in virtually every area of value and importance to humankind “Blockchain is the distributed trust network the internet always needed and never had” – Marc Andreesen why is blockchain so revolutionary? 25